UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 6, 2011
Date of Report (Date of earliest event reported)

CHINA ELECTRIC MOTOR, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34613	26-1357787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sunna Motor Industry Park
Jian’an, Fuyong Hi-Tech Park
Baoan District
Shenzhen, Guangdong 518103
People’s Republic of China
 (Address of principal executive offices, including zip code)

+86-755-8149-9969
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2011, China Electric Motor, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Staff (the “Nasdaq Letter”) indicating that the Company failed to comply with the requirements for continued listing set forth in Nasdaq Marketplace Rule 5250(c)(1) because the Company has not yet filed its Annual Report on Form 10-K for the period ended December 31, 2010, and that its securities are, therefore, subject to delisting.

The Company reported in its Form 12b-25 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 31, 2011, that the filing of the Company’s Annual Report on Form 10-K has been delayed because of possible discrepancies concerning the Company’s banking statements that were identified by the Company’s auditors in the course of their audit of the consolidated financial statements for the fiscal year ended December 31, 2010.

Pursuant to the Nasdaq Letter, the Company has 15 calendar days, or until April 21, 2011, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan to regain compliance, it may grant an exception of up to 180 calendar days from March 31, 2011 for the Company to regain compliance. As previously reported, the Company is unable to determine when it will file its Annual Report on Form 10-K for the year ended December 31, 2010.

The Company issued a press release on April 11, 2011, disclosing receipt of the Nasdaq Letter. A copy of the press release is attached as Exhibit 99.1.

Item 8.01	Other Events.

The Company was also notified recently by the staff of the SEC that it has initiated a formal, nonpublic investigation into whether the Company or any of its personnel violated the federal securities laws.  On April 7, 2011, the SEC served the Company with a subpoena for documents in connection with its investigation. The Company is committed to cooperating with the SEC. It is not possible at this time to predict the outcome of the SEC investigation, including whether or when any proceedings might be initiated, when these matters may be resolved or what, if any, penalties or other remedies may be imposed. The SEC has informed the Company that the investigation should not be construed as an indication that any violations of law have occurred.

The Company issued a press release on April 11, 2011, disclosing receipt of the subpoena from the SEC. A copy of the press release is attached as Exhibit 99.1.

Safe Harbor Statement

This Current Report of China Electric Motor, Inc. (“China Electric,” the “Company,” “we,” “us” or “our”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions. All statements other than statements of historical fact in this Current Report are forward-looking statements, including but not limited to, our ability to file our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and our expectations with respect to the ability of the Special Committee of our Board of Directors to investigate the issues related to our banking statements. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, including, without limitation, our ability to sustain our recent profitability and growth rates, the possibility that we may not meet production demands and standards at a reasonable cost, increased competition in the micro motor product market, our ability to develop and sell new products or penetrate new markets, our ability to timely bring additional production capacity on line, our ability to maintain and fill order backlog, the success of our strategic investments and acquisitions, our ability to timely develop new production equipment, compliance with and changes in the laws and policies of the People’s Republic of China that affect our operations, including its economic policies and other risk factors detailed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our subsequent reports on Form 10-Q filed with the Securities and Exchange Commission and available at www.sec.gov. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of China Electric Motor, Inc. issued on April 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.

Dated: April 11, 2011	By:	/s/ Yue Wang
Yue Wang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release of China Electric Motor, Inc. issued on April 11, 2011.